Exhibit 99.1


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
                   Anthracite Capital, Inc. and Subsidiaries
           Consolidated Statements of Financial Condition (Unaudited)
                     (in thousands, except per share data)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   March 31, 2004             December 31, 2003

ASSETS
Cash and cash equivalents                                                                $ 17,264                      $ 20,805
Restricted cash equivalents                                                                15,389                        12,845
Residential mortgage backed securities                                                    708,105                       753,219
                                                                                   ---------------               ---------------
    Cash and RMBS                                                                         740,758                       786,869
Commercial real estate securities                                                       1,472,636                     1,366,508
Commercial mortgage loan pools                                                          1,222,103                             -
Commercial real estate loans                                                              122,263                        97,984
                                                                                   ---------------               ---------------
    Total Commercial real estate                                                        2,817,002                     1,464,492
Receivable for investments sold                                                           100,662                        99,056
Other assets                                                                               48,666                        48,429
                                                                                   ---------------               ---------------
     Total Assets                                                                      $3,707,088                    $2,398,846
                                                                                   ===============               ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Borrowings:
    Secured by pledge of residential mortgage backed securities                         $ 648,525                     $ 670,874
    Secured by pledge of commercial real estate securities                                134,467                       444,987
    Secured by pledge of commercial real estate loans                                       7,430                        22,710
                                                                                   ---------------               ---------------
    Total short term borrowings                                                           790,422                     1,138,571
Long term Borrowings: Collateralized debt obligations                                   1,057,522                       684,970
                                                                                   ---------------               ---------------
Total borrowings                                                                       $1,847,944                    $1,823,541
Due to REMIC Trust                                                                      1,199,034                             -
10% Series B Preferred Stock - called for redemption                                       43,930                             -
Securities sold, not yet settled                                                          101,234                        99,551
Payable for investments purchased                                                          49,301                             -
Distributions payable                                                                      15,059                        14,749
Other liabilities                                                                          48,451                        43,575
                                                                                   ---------------               ---------------
     Total Liabilities                                                                 $3,304,953                    $1,981,416
                                                                                   ---------------               ---------------


Stockholders' Equity:
Common Stock, par value $0.001 per share; 400,000 shares authorized; 50,572 shares issued and outstanding in 2004; and
     49,464 shares issued and outstanding in 2003                                            $ 51                          $ 49
10% Series B Preferred Stock, liquidation preference $43,942 in 2003                            -                        33,431
9.375% Series C Preferred Stock, liquidation preference
       $57,500 in 2004 and 2003                                                            55,435                        55,435
Additional paid-in capital                                                                549,199                       536,333
Distributions in excess of earnings                                                      (116,460)                     (101,635)
Accumulated other comprehensive loss                                                      (86,090)                     (106,183)
                                                                                   ---------------               ---------------
      Total Stockholders' Equity                                                          402,135                       417,430
                                                                                   ---------------               ---------------
      Total Liabilities and Stockholders' Equity                                       $3,707,088                    $2,398,846
                                                                                   ===============               ===============
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
                            Anthracite Capital, Inc.
               Consolidated Statements of Operations (Unaudited)
                     (in thousands, except per share data)
-----------------------------------------------------------------------------------------------------------------------
                                                                                        For the Three Months Ended
                                                                                                 March 31,
                                                                                     ----------------------------------
                                                                                               2004             2003
Income:
    Commercial real estate securities                                                         $29,185          $19,953
    Commercial real estate loans                                                                3,074            2,409
    Residential mortgage backed securities                                                      6,717           20,285


    Cash and cash equivalents                                                                      88              176

        Total income                                                                          $39,064          $42,823

Expenses:
    Interest expense:
       Collateralized debt obligations                                                         11,167           10,913
       Commercial real estate securities                                                        2,027              478
       Commercial real estate loans                                                               148              112
       Residential mortgage backed securities                                                   1,927            4,949
    Hedging Expense                                                                             4,631            2,991
    General and administrative                                                                    602              582
    Incentive fee                                                                                   -                -

    Management fee                                                                              2,130            2,577
        Total expenses                                                                       $ 22,632          $22,602

Other loss:
Realized loss                                                                                  (4,723)          (8,531)
Unrealized gain (loss)                                                                          1,553           (1,731)
Hedge ineffectiveness                                                                            (973)            (262)
       Total other loss                                                                      $ (4,143)        $(10,524)

Net Income                                                                                     12,289            9,697

Dividends on preferred stock                                                                    2,446            1,195

Cost to retire preferred stock in excess of carrying value                                     10,508                -

Net Income available (Loss) to Common Stockholders                                           $   (665)          $8,502

Net Income (Loss) available to Common Stockholders per share, basic                          $  (0.01)          $ 0.18

Net Income (Loss) available to Common Stockholders per share, diluted                        $  (0.01)          $ 0.18

Weighted average number of shares outstanding:
    Basic                                                                                      49,837           47,592
    Diluted                                                                                    49,846           47,622
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